UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

October 3, 2007

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  On October 3, 2007, the Company was notified by the Nasdaq Listing Qualifications Panel that it has demonstrated compliance with all Nasdaq Marketplace Rules.  Accordingly, Nasdaq determined to continue the listing of the Company’s securities on The Nasdaq Stock Market.

(d) Exhibits:

Exhibit Number

99.1	News Release Headed: Cyanotech Receives Notice of Compliance from Nasdaq

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

October 9, 2007	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer
and VP of Finance and Administration